UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported)           September 25, 2005
TELEFLEX INCORPORATED
(Exact name of Registrant as Specified in Its Charter)

Delaware	1-5353	23-1147939
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(IRS Employer Identification No.)

155 South Limerick Road, Limerick, Pennsylvania	19468

(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code	(610) 948-5100

Not applicable

(Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.
     On October 26, 2005, Teleflex Incorporated (the “Company”) issued a press release (the “Press Release”) announcing its financial results for the third quarter. A copy of the press release is furnished as Exhibit 99.1 to this Current Report.
     In addition to the financial information included in the Press Release that has been prepared in accordance with generally accepted accounting principles in the United States (“GAAP”), the Press Release includes information regarding free cash flow and certain income measures which exclude the effect of restructuring and other costs associated with the Company’s restructuring and divestiture program, which are non-GAAP financial measures.
     Management believes that free cash flow is a useful measure of cash performance because it provides a meaningful representation of those cash flows, both operating and capital, that are associated with the Company’s operations. In addition, management believes that the use of income measures that exclude the effect of restructuring and other costs associated with the Company’s restructuring and divestiture program provide useful information to investors to facilitate the comparison of past and present operations, excluding items that the Company does not believe are indicative of our ongoing operations. However, such non-GAAP measures should be considered in addition to, not as a substitute for, or superior to other financial measures prepared in accordance with GAAP. Additionally, such non-GAAP financial measures as presented by the Company may not be comparable to similarly titled measures reported by other companies.
     During a conference call scheduled to be held at 10:00 a.m. EST on October 27, 2005, the Company will discuss its financial results for the third quarter of 2005. In connection with this discussion, the Company plans to reference certain financial information reflecting pro forma segment results of operations for 2004 and for the first, second and third quarters of 2005 to reflect discontinued operations, which will be made available in advance of the call through the Company’s website. A copy of such financial information is furnished as Exhibit 99.2 to this Current Report.
     The information furnished pursuant to Item 2.02 of this Current Report, including Exhibit 99.1 hereto, shall not be considered “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liability of such section, nor shall it be incorporated by reference into future filings by the Company under the Securities Act of 1933, as amended or under the Securities Exchange Act of 1934, as amended, unless the Company expressly sets forth in such future filing that such information is to be considered “filed” or incorporated by reference therein.

Item 9.01. Financial Statements and Exhibits.
     (c) Exhibits.
99.1	Press Release

99.2	Pro Forma Segment Results of Operations to Reflect Discontinued Operations
SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 27, 2005	TELEFLEX INCORPORATED
	By:	/s/ Martin S. Headley
		Name:	Martin S. Headley
		Title:	Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release
99.2	Pro Forma Segment Results of Operations to Reflect Discontinued Operations